EXHIBIT 10.6

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated as of November 3, 2010, is made by PHOENIX FOOTWEAR GROUP, INC., a Delaware corporation (“Pledgor”), in favor of GIBRALTAR BUSINESS CAPITAL, LLC, a Delaware corporation (together with its successors and assigns, the “Pledgee”).

RECITALS:

A. Pledgor is the shareholder of each entity listed on Annex A attached hereto and made a part hereof (collectively, the “Issuer”).

B. Pledgor and certain of its subsidiaries (each a “Borrower” and collectively, the “Borrowers”) is a party with the Pledgee and the Lenders (as defined therein), to that certain Loan and Security Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the “Loan Agreement”), pursuant to which the Pledgor has requested that the Pledgee make certain loans to the Borrower; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

C. It is a condition precedent to the making of the loans under and pursuant to the Loan Agreement that the Pledgor execute and deliver this Agreement and shall have made the pledge contemplated hereunder in favor of the Pledgee for the benefit of the Pledgee and the Lenders.

NOW, THEREFORE, in consideration of the premises hereinabove, and to induce the Pledgee to make the loans identified hereinabove pursuant to the Loan Agreement and in consideration of the benefits accruing to the Pledgor, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Pledgor hereby covenants and agrees with the Pledgee for the benefit of the Pledgee and the Lenders as follows:

1. INCORPORATION OF LOAN AGREEMENT; SECURITY FOR LIABILITIES. The Loan Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement. This Agreement is for the benefit of the Pledgee and the Lenders to secure the prompt and complete payment and performance when due of all indebtedness, liabilities, obligations (including the Liabilities), or undertakings owing by the Borrowers to the Pledgee or any Lender, of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, this Agreement, or any of the other Financing Agreements, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, indemnities, fees (including attorneys’ fees) and expenses (including interest, costs, indemnities, fees and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefore is allowed) and any and all other amounts which any Borrower is required to pay pursuant to any of the foregoing, by law, or otherwise owing by a Borrower to the Pledgee and/or the Lenders, including, without limitation, the “Liabilities,” as defined in the Loan Agreement (collectively, the “Liabilities”) (all of the foregoing being herein collectively called the “Secured Liabilities”).

2. DEFINITION OF PLEDGED COLLATERAL. As used herein, the term “Pledged Collateral” shall mean the securities and investment property described on Annex A attached hereto and made a part hereof, and any additional Pledged Collateral acquired pursuant to Section 3.2 below which Annex A may be supplemented from time to time pursuant to Section 3.2 below. The Pledgor represents and warrants to the Pledgee for the benefit of the Pledgee and the Lenders that on the date hereof (a) Annex A attached hereto correctly identifies the Pledged Collateral owned by Pledgor with respect to each of the Issuer; and (b) the Pledgor is the holder of record and sole beneficial and legal owner of such Pledged Collateral.

3. PLEDGE OF PLEDGED COLLATERAL AND OTHER COLLATERAL.

3.1 Pledge. To secure the Secured Liabilities and for the purposes set forth in Section 1 hereof, Pledgor hereby pledges, collaterally assigns and conveys, and grants a security interest in and lien on, in favor of Pledgee for the benefit of the Pledgee and the Lenders, all of Pledgor’s right, title and interest in, to, and under (A) the Pledged Collateral, (B) any additional Pledged Collateral acquired pursuant to Section 3.2 below (whether by purchase, dividend, merger, consolidation, sale of assets, split, spin-off, or any other dividend or distribution of any kind or otherwise), (C) all distributions, dividends, cash, certificates, liquidation rights and interests, options, rights, warrants, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange or substitution for any and all of the Pledged Collateral, (D) the Pledgor’s right to vote the Pledged Collateral, and (E) all proceeds, products, replacements and substitutions for any of the foregoing, in each case whether now owned or hereafter acquired by the Pledgor (collectively, the “Collateral”). If the Pledged Collateral is evidenced by certificates, then the Pledgor shall concurrently herewith deposit with the Pledgee, the Pledged Collateral owned by the Pledgor on the date hereof and the certificates representing the Pledge Collateral accompanied by “stock powers” or an Assignment Separate From Certificate duly executed in blank by the Pledgor. Whether or not the Pledged Collateral is evidenced by certificates, the Pledgor hereby permits the Pledgee to file a UCC Financing Statement naming the Pledgor as debtor and the Pledgee as secured party with respect to the Pledged Collateral with the Delaware Secretary of State, in form and substance satisfactory to the Pledgee in its sole and absolute determination, and without the requirement of the Pledgor’s signature. Notwithstanding anything to the contrary contained in this Agreement, the Pledgee shall not as a result of this Agreement be responsible or liable for any Liabilities or liabilities of the Pledgor in the Pledgor’s capacity as a shareholder, if any, and the Pledgee shall not be deemed to have assumed any of such Liabilities or liabilities.

3.2 Subsequently Acquired Pledged Collateral. If at any time or from time to time after the date hereof during the term of this Agreement, the Pledgor shall acquire any additional Pledged Collateral, including any further stock or equity in each of the Issuer (whether by purchase, dividend, merger, consolidation, sale of assets, split, spin-off, or any other dividend or distribution of any kind or otherwise), then the Pledgor will forthwith pledge and, if applicable, deposit such additional Pledged Collateral with the Pledgee and deliver to the Pledgee certificates or instruments therefor, endorsed in blank by the Pledgor or accompanied by “stock powers” or an Assignment Separate From Certificate duly executed in blank by the Pledgor, and will promptly thereafter deliver to the Pledgee a certificate (which shall be deemed to supplement Annex A attached hereto) executed by the Pledgor describing such Pledged Collateral and the other Pledged Collateral pledged to the Pledgee, and certifying that the same have been duly pledged with the Pledgee hereunder. Whether or not such additional Pledged Collateral is evidenced by certificates, the Pledgor shall permit the Pledgee to file a UCC Financing Statement naming the Pledgor as debtor and the Pledgee as secured party with respect to the additional Collateral with the Delaware Secretary of State, in form and substance satisfactory to the Pledgee in its sole and absolute determination, and without the requirement of the Pledgor’s signature.

3.3 Uncertificated Pledged Collateral. In addition to anything contained in Sections 3.1 and 3.2 hereof, if any Pledged Collateral (whether now owned or hereafter acquired) is not certificated or becomes an uncertificated security, the Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required to perfect the security interest and pledge in favor of the Pledgee under applicable law (including, in any event, any action required or appropriate under this Agreement or the Uniform Commercial Code of the State of Illinois or equivalent provisions of any other applicable jurisdiction (the “UCC”)). The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effectuate the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder.

4. VOTING, ETC. Unless and until an Event of Default (as defined in the Loan Agreement) occurs and is continuing, the Pledgor shall be entitled to vote any and all of the Pledged Collateral; provided, however, that no vote shall be cast or any action taken by Pledgor which would violate or be inconsistent with any of the terms of this Agreement, the Loan Agreement, any other Financing Agreement or any other instrument or agreement relating to the Secured Liabilities, or which would have the effect of impairing the position or interests of the Pledgee or which would authorize or effect actions prohibited under the terms of the Loan Agreement or any Financing Agreement. All such rights of the Pledgor to vote shall cease upon the occurrence of an Event of Default, if the Pledgee so directs and notifies the Pledgor.

5. PAYMENTS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default (as defined in the Loan Agreement) shall occur and be continuing, all cash dividends or distributions payable in respect of the Pledged Collateral (to the extent such payments shall be permitted pursuant to the terms and provisions of the Loan Agreement) shall be paid to the Pledgor; provided, however, upon an Event of Default, all cash dividends or distributions payable in respect of the Pledged Collateral shall be paid to the Pledgee as security for the Secured Liabilities; provided, further, that all cash dividends and distributions payable at any time (whether before or after an Event of Default) in respect of the Pledged Collateral which are determined by Pledgee, in its sole discretion, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be promptly paid and delivered to the Pledgee and retained by the Pledgee as part of the Collateral. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(a) all other or additional securities or investment property, or rights to subscribe for or purchase any of the foregoing, or property (other than cash) paid or distributed by way of dividend in respect of the Pledged Collateral;

(b) all other or additional securities, investment property or property (including cash) paid or distributed in respect of the Pledged Collateral by way of split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(c) all other or additional securities, investment property or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange, dividend, split, or distribution, conveyance of assets, liquidation or similar reorganization or other disposition of Collateral (to the extent any of the foregoing actions are permitted under the Loan Agreement).

If at any time the Pledgor shall obtain or possess any of the foregoing Collateral described in this Section, the Pledgor shall be deemed to hold such Collateral in trust for the Pledgee for the benefit of the Pledgee and the Lenders, and the Pledgor shall promptly surrender and deliver such Collateral to the Pledgee.

6. REMEDIES IN CASE OF AN EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, the Loan Agreement, any other Financing Agreements, and/or in equity or by law, and including, without limitation, all rights and remedies of a secured party of a debtor in default under the UCC) for the protection and enforcement of its rights in respect of the Collateral, and to the fullest extent permitted by applicable law, the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

(a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 5 hereof to the Pledgor;

(b) to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees for the benefit of the Pledgee and the Lenders;

(c) to vote all or any part of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof;

(d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker’s board or at any of the Pledgee’s offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of time or place of sale or adjournment thereof or to redeem (all of which, except as may be required by mandatory provisions of applicable law, are hereby expressly and irrevocably waived by the Pledgor) for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine. Pledgor agrees that to the extent that notice of sale shall be required by law that at least ten (10) calendar days’ notice to the Pledgor of the time (which shall be during normal business hours) and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any of marshalling the Collateral and any other security for the Secured Liabilities or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any of the Lenders shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall the Pledgee nor any of the Lenders be under any obligation to take any action whatsoever with regard thereto;

(e) to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

(f) in respect of the Collateral, to execute all such contracts, agreements, deeds, documents and instruments, to bring, defend and abandon all such actions, suits and proceedings, and to take all actions in relation to all or any part of the Collateral as the Pledgee in its absolute discretion may determine;

(g) to appoint managers, sub-agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section and to dismiss the same, all as the Pledgee in its absolute discretion may determine; and

(h) generally, to take all such other action as the Pledgee in its absolute discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section and which the Pledgee may or can do lawfully and to use the name of the Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

7. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee (for the benefit of the Pledgee and the Lenders) provided for in this Agreement, the Loan Agreement, any Financing Agreement (as defined in the Loan Agreement) or any other security agreement, mortgage, guaranty or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee (for the benefit of the Pledgee and the Lenders) of any one or more of the rights, powers or remedies provided for in this Agreement, the Loan Agreement, or any other Financing Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

8. APPLICATION OF PROCEEDS. Subject to any mandatory requirements of applicable law and the terms of the Loan Agreement, all moneys collected by the Pledgee (for the benefit of the Pledgee and the Lenders) upon sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

(a) To the payment of any and all costs, expenses and fees (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Pledgee directly or indirectly in connection with such sale or other disposition, the delivery or taking possession of the Collateral or the collection of any such moneys;

(b) Next, to the payment of the Secured Liabilities in accordance with the Loan Agreement; and

(c) Any surplus then remaining shall be paid to the Pledgor.

9. INDEMNITY. Without duplication of any amounts payable under any other similar indemnity provision set forth in the Loan Agreement or any other Financing Agreements, the Pledgor shall: (i) pay all out-of-pocket costs and expenses of the Pledgee incurred in connection with the administration of and in connection with the preservation of rights under, and enforcement of, and any renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for the Pledgee); (ii) pay and hold the Pledgee and the Lenders harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save the Pledgee and the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and (iii) indemnify the Pledgee and each of the Lenders, and each of their respective officers, directors, shareholders, employees, representatives and agents from and hold each of them harmless against any and all costs, losses, liabilities, claims, Liabilities, suits, penalties, judgments, damages or expenses incurred by or asserted against any of them (whether or not any of them is designated a party thereto) arising out of or by reason of this Agreement or any transaction contemplated hereby (including, without limitation, any investigation, litigation or other proceeding related to this Agreement), including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. If and to the extent that the Liabilities of the Pledgor under this Section are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such Liabilities which is permissible under applicable law. Notwithstanding anything in this Agreement to the contrary, the Pledgor shall not be responsible to the Pledgee or any Lender for any costs, losses, damages, liabilities or expenses which result from the gross negligence or willful misconduct on the part of such Pledgee or any Lender. The Pledgor’s Liabilities under this Section shall survive any termination of this Agreement.

10. FURTHER ASSURANCES. Pledgor agrees that, at any time and from time to time, the Pledgor will join with the Pledgee in executing and, at the Pledgors’ own expense, will file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral, and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor, and agrees to do such further acts and things and to promptly execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may require or deem advisable to carry into effect the purpose of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

11. REASONABLE CARE BY PLEDGEE. The Pledgee shall be deemed by the Pledgor to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Pledgee accords its own similar property.

12. TRANSFER BY THE PLEDGOR. Except with respect to the Infocrossing Stock Sale and as otherwise permitted hereunder and under the other Financing Agreements, the Pledgor shall not sell, transfer or otherwise dispose of, grant any option with respect to, or pledge or otherwise encumber any of the Collateral or any interest therein.

13. REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR. Pledgor hereby represents and warrants to the Pledgee for the benefit of the Pledgee and the Lenders, which representations and warranties shall survive the execution and delivery of this Agreement, as follows:

13.1 Validity, Perfection and Priority. The pledge and security interests in the Collateral granted to the Pledgee constitute valid and continuing security interests in the Collateral. The security interests in the Collateral granted to the Pledgee for the benefit of the Pledgee and the Lenders hereunder constitute valid and perfected security interests therein superior and prior to the rights or claims of any other person or entity therein.

13.2 No Liens; Other Financing Statements.

(a) The Pledgor is the legal and beneficial owner of, and has good and marketable title to, the Pledged Collateral.

(b) No financing statement or other evidence of lien covering or purporting to cover any of the Collateral is on file in any public office.

13.3 Pledged Collateral.

(a) The Pledged Collateral described in Annex A attached hereto is, and all other Pledged Collateral in which the Pledgor shall hereafter grant a lien or security interest pursuant to Section 2 hereof will be, duly authorized, validly issued, and fully paid, and, except for the pledge provided in Section 3.1 hereof in favor of Pledgee, none of such Pledged Collateral is or will be subject to any legal or contractual restriction. The Pledged Collateral is, as of the date hereof, and shall be at all times hereafter during the term of this Agreement, freely transferable without restriction or limitation (except as limited by the terms of this Agreement).

(b) The Pledged Collateral described in Annex A hereto constitutes all of the issued and outstanding securities and investment property legally and beneficially owned by the Pledgor on the date hereof in or relating to the Issuer, except with respect to PXG Canada, Inc.

13.4 Power and Authority. The Pledgor has the power and authority to pledge and assign all of the Collateral pursuant to this Agreement. The Pledgor has executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding Liabilities of the Pledgor, enforceable against the Pledgor in accordance with the terms herein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting the enforceability of agreements and by general principles of equity.

13.5 No Violation. Neither the execution, delivery or performance by the Pledgor of this Agreement, nor compliance with the terms and provisions hereof by the Pledgor nor the consummation of the transactions contemplated hereby will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under any agreement or other instrument to which Pledgor is a party.

13.6 Litigation. There are no actions, suits or proceedings pending or, to the Pledgor’s best knowledge, threatened against or involving Pledgor before any court with respect to any of the transactions contemplated by this Agreement or the ability of the Pledgor to perform any of the Liabilities of the Pledgor hereunder.

13.7 State of Incorporation. The Pledgor’s state of incorporation is Delaware.

13.8 Continued Existence. Until any transfer of the Pledged Collateral to any Person as permitted after an Event of Default in accordance with Section 6 hereof, the Issuer shall continue in existence.

14. COVENANTS OF THE PLEDGOR. Pledgor covenants and agrees with the Pledgee that on and after the date hereof and until all of the Secured Liabilities shall have been indefeasibly paid in full and this Agreement terminates in accordance with its terms:

14.1 Collateral. (a) The Pledgor will defend the Pledgee’s right, title and security interest in and to the Collateral against the claims and demands of all Persons whomsoever; (b) the Pledgor will have good and marketable title to and right to pledge any other property at any time hereafter constituting Collateral and will likewise defend the right thereto and security interest therein of the Pledgee; and (c) Pledgor will not without the advance written consent of the Pledgee, with respect to any Collateral, enter into any shareholder type agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, which would be inconsistent with the terms of this Agreement or adversely affect the Pledgee’s interest in any of the Collateral.

14.2 Right of Inspection. The Pledgee and its representatives shall upon reasonable advance notice during normal business hours prior to a Default, or at any time if a Default (as defined in the Loan Agreement) occurs or exists, have full and free access to all the books, correspondence and records of the Pledgor relating to the Collateral, if any, and the Pledgee and its representatives may examine the same, take extracts therefrom and make photocopies thereof.

14.3 Compliance with Laws. The Pledgor will comply in all material respects with all requirements of law applicable to the Collateral or any part thereof.

14.4 Payment of Liabilities. Subject to Permitted Protests, the Pledgor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of any income or profits therefrom, as well as all claims of any kind against or with respect to the Collateral.

14.5 No Impairment. The Pledgor will not take or permit to be taken any action which could impair the Pledgee’s rights in the Collateral. The Pledgor will not create, incur or permit to exist, will defend the Collateral against and will take such other action as is necessary to remove, any lien or claim on or to the Collateral, and will defend the right, title and interest of the Pledgee in and to any of the Collateral against the claims and demands of all Persons whomsoever.

14.6 Performance by Pledgee of Pledgor’s Liabilities; Reimbursement. If the Pledgor fails to perform or comply with any of the agreements contained herein, the Pledgee may, without notice to or consent by the Pledgor, perform or comply or cause performance or compliance therewith, and the expenses of the Pledgee incurred in connection with such performance or compliance shall be payable by the Pledgor to the Pledgee on demand, and such reimbursement obligation shall be secured hereby; provided, however, the Pledgee shall not be under any obligation to take any such action.

14.7 Further Identification of Pledged Collateral. The Pledgor will furnish to the Pledgee from time to time such reports in connection with the Pledged Collateral as the Pledgee may reasonably request from time to time.

14.8 Continuous Perfection. The Pledgor will not change the Pledgor’s name, in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of any applicable provision of Article 9 of the UCC) unless the Pledgor shall have given the Pledgee at least fifteen (15) days prior written notice thereof and shall have taken all action necessary or reasonably requested by the Pledgee to amend such financing statement or continuation statement so that it is not seriously misleading. The Pledgor will not change the Pledgor’s state of organization unless the Pledgor shall have given the Pledgee at least fifteen (15) days prior written notice thereof and shall have taken such action as is necessary to cause the security interest of the Pledgee in the Pledged Collateral to continue to be perfected.

14.9 Stay or Extension Laws. The Pledgor will not at any time claim, take, insist upon or invoke the benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Pledged Collateral prior to any sale or sales thereof to be made pursuant to the provisions hereof or pursuant to the decree, judgment, or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state to redeem the property so sold or any part thereof, and the Pledgor hereby expressly waives, on behalf of the Pledgor and each and every person or entity claiming by, through and under the Pledgor, all benefit and advantage of any such law or laws, and covenants that the Pledgor will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power, right or remedy herein or hereby granted and delegated to the Pledgee, but will authorize, allow and permit the execution of every such power, right or remedy as though no such law or laws had been made or enacted.

14.10 Issuer’s Records. The Pledgor shall cause the Issuer to make a notation on its respective records indicating the interest granted hereby in favor of the Pledgee.

15. PLEDGOR’S LIABILITIES ABSOLUTE, ETC. The Liabilities of the Pledgor under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect (except as otherwise provided herein under Section 19) without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Secured Liabilities, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of this Agreement, the Loan Agreement or any other Financing Agreement (as defined in the Loan Agreement), or any of the other documents, instruments or agreements relating to the Secured Liabilities or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Loan Agreement, or any other Financing Agreement (as defined in the Loan Agreement), or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security or collateral to the Pledgee, for the benefit of the Pledgee and/or the Lenders; or its assignees or any acceptance thereof or any release of any security by the Pledgee or its assignees; (d) any limitation on any party’s liability or Liabilities under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any other Person, as applicable, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any other collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Secured Liabilities; or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

16. NOTICES, ETC. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified at the address set forth in Section 11 of the Loan Agreement; or to such other address as each party designates to the other by notice in the manner herein prescribed. Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) days after its deposit in the United States mail, and notice telecopied as provided in clause (iv) above shall be effective upon delivery of such telecopy if the duplicate signed copy is sent under clause (ii) above. Notice given in any other manner described in this Section shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

17. POWER OF ATTORNEY. Pledgor hereby absolutely and irrevocably constitutes and appoints the Pledgee for the benefit of the Pledgee and the Lenders as Pledgor’s true and lawful agent and attorney-in-fact with full power of substitution, in the name of Pledgor upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement): (a) to execute and do all such assurances, acts and things which the Pledgor ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Pledgee or any of its sub-agents, nominees or attorneys may, in its or their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Pledgee under this Agreement; and (c) generally, in the name of the Pledgor, exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Pledgee by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the Pledgee may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Pledgee or any of the Pledgee’s sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant to this Section, which power of attorney, being coupled with an interest and given for security, is irrevocable.

18. MISCELLANEOUS. The Pledgor agrees with the Pledgee that each of the Liabilities and liabilities of the Pledgor to the Pledgee under this Agreement may be enforced against the Pledgor without the necessity of joining any other Person (as defined in the Loan Agreement) as a party. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the heirs and legal beneficiaries, and permitted successors and assigns, of the Pledgor, as applicable, and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. Unless otherwise defined herein, terms defined in the UCC as in effect in the State of Illinois are used herein as therein defined. The headings and titles in this Agreement are for convenience of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. If any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. The Pledgor shall have no rights of subrogation as to any of the Pledged Collateral until full and complete performance and payment of the Secured Liabilities. A faxed signature hereto shall be deemed to be as legally binding as a signed original.

19. TERMINATION; RECOVERY CLAIM. This Agreement shall terminate after the Secured Liabilities are indefeasibly paid in full and the Loan Agreement is terminated in accordance with its terms. Notwithstanding the foregoing, immediately prior to the Infocrossing Stock Sale, the Pledgee agrees to release its pledge in that portion of the Pledged Collateral constituting the Infocrossing Stock in order to permit the Pledgor to consummate such transaction subject in all respects to the terms and provisions contained in the Loan Agreement. Upon the termination of this Agreement, or as otherwise provided in the Loan Agreement, the Pledgee, at the request of the Pledgor and at the cost and expense of the Pledgor, will promptly execute and deliver to the Pledgor the proper instruments acknowledging the termination of this Agreement and will duly assign, transfer and deliver to the Pledgor or to whomsoever shall be lawfully entitled to receive the same (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Should a claim (“Recovery Claim”) be made upon the Pledgee or any or all of the Lenders at any time for recovery of any amount received by the Pledgee or any or all of the Lenders in payment of the Secured Liabilities (whether received from Pledgor or otherwise) and should the Pledgee or any or all of the Lenders repay all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Pledgee or any or all of the Lenders or any of their respective property; or (b) any settlement or compromise of any such Recovery Claim effected by the Pledgee or any or all of the Lenders with the claimant (including, without limitation, Pledgor), this Agreement and the security interests granted to the Pledgee for the benefit of the Pledgee and the Lenders hereunder shall continue in effect with respect to the amount so repaid to the same extent as if such amount had never originally been received by the Pledgee or any or all of the Lenders, notwithstanding any prior termination of this Agreement, the return of this Agreement to the Pledgor, or the cancellation of any note or other instrument evidencing the Secured Liabilities.

20. AMENDMENTS; MARSHALLING, ETC. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee. The Pledgee shall be under no obligation to marshal any assets or collateral in favor of the Pledgor or any other person or entity or against or in payment of any or all of the Secured Liabilities. All indemnities set forth herein shall survive the execution and delivery of this Agreement and the making and repayment of the Secured Liabilities. The Lenders are the intended third party beneficiaries of this Agreement.

21. REVIEW OF AGREEMENT BY PLEDGOR. The Pledgor acknowledges that Pledgor has thoroughly read and reviewed the terms and provisions of this Agreement, and that such terms and provisions are clearly understood by the Pledgor, and has been fully and unconditionally consented to by the Pledgor with the full benefit and advice of counsel chosen by the Pledgor, and that the Pledgor has freely and voluntarily signed this Agreement without duress.

22. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement or prohibited by law, PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE PLEDGEE’S TAKING POSSESSION OR SALE OR THE PLEDGEE’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and Pledgor hereby further waives (and releases any cause of action and claim against the Pledgee as a result of), to the fullest extent permitted by law: (a) all damages occasioned by such taking of possession, collection or sale except any damages which are the direct result of the Pledgee’s gross negligence or willful misconduct; (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Pledgee’s rights hereunder; (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration, presentment, protest, advertisement or notice of any kind to or upon the Pledgor or any other person or entity; and (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to delay the enforcement of this Agreement.

23. LIMITATION OF LIABILITY. No claim may be made by Pledgor or any other person or entity against the Pledgee or any of the Lenders or the respective officers, employees, affiliates, directors, shareholders, attorneys or agents of any of them for any special, indirect, punitive or consequential damages in respect of any claim for breach of contract or any other theory of liability (other than gross negligence or wilful misconduct) arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Pledgor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

24. GOVERNING LAW; SUBMISSION TO JURISDICTION.

(a) THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS AND THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS AND LIABILITIES OF PARTIES HEREUNDER, SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW OR CHOICE OF LAW PRINCIPLES.

(b) THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH OR RELATED TO THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE CITY OF ILLINOIS, BOROUGH OF MANHATTAN. THE PLEDGOR WAIVES ANY RIGHT PLEDGOR MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO SUCH VENUE AND HEREBY CONSENTS TO ANY COURT ORDERED RELIEF. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PLEDGEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PLEDGEE TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLEDGOR OR PLEDGOR’S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

25. WAIVER OF TRIAL BY JURY. THE PLEDGOR AND THE PLEDGEE EACH KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO TRIAL BY JURY OF ALL DISPUTES BETWEEN THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO OR ARISE OUT OF THIS AGREEMENT OR TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PLEDGOR AND THE PLEDGEE EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL

INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PLEDGOR AND THE PLEDGEE FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

PHOENIX FOOTWEAR GROUP, INC.

By:	/s/ James Riedman
Name: James Riedman Its: Chief Executive Officer

GIBRALTAR BUSINESS CAPITAL, LLC

By:	/s/ Darren M. Latimer
Name: Darren M. Latimer Its: Chief Executive Officer

Annex A to Pledge Agreement

Issuer	No. of Shares	Class	Cert. No.	% Ownership	Cert./Uncert.
H.S. Trask & Co.				100%	Cert.
Penobscot Shoe Company				100%	Cert
PXG Canada Inc.				65%	Cert

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

FOR VALUED RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                           , 1 share of Common Stock of H.S. Trask & Co., standing in the name of the undersigned on the books of said corporation represented by Certificate No. 2 herewith and does hereby irrevocably constitute and appoint                                                                                                                    to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated: November 3, 2010

PHOENIX FOOTWEAR GROUP, INC.

By:	/s/ James Riedman
Name: James Riedman Its: Chief Executive Officer

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

FOR VALUED RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                            , 1,135,265.50 shares of Common Stock of Penobscot Shoe Company, standing in the name of the undersigned on the books of said corporation represented by Certificate No. 7212 herewith and does hereby irrevocably constitute and appoint                                                                                                    to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated: November 3, 2010

PHOENIX FOOTWEAR GROUP, INC.

By:	/s/ James Riedman
Name: James Riedman Its: Chief Executive Officer

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

FOR VALUED RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                            , 100 shares of Common Stock of PXG Canada Inc. standing in the name of the undersigned on the books of said corporation represented by Certificate No. 2 herewith and does hereby irrevocably constitute and appoint                                                                                                    to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Dated: November 3, 2010

PHOENIX FOOTWEAR GROUP, INC.

By:	/s/ James Riedman
Name: James Riedman Its: Chief Executive Officer